NOTICE OF ANNUAL MEETING
                 TO BE HELD OCTOBER 21, 1997



     To the shareholders of Manor Investment Funds, Inc.





NOTICE IS HEREBY GIVEN that the Annual Meeting of Manor
Investment Funds, Inc. will be held at the offices of the fund at 15 Chester Commons, Malvern, PA 19355 on October 21, 1997 at 7:00 PM for the following purposes:


     1) To elect seven (7) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

     2)  To ratify or reject the selection of Claude B.
       Granese as independent public accountant to audit and certify financial statements of the Fund for the fiscal year ending December 31, 1997.

     3) To transact such other business as may properly come before the meeting or any general adjournments thereof.




The Board of Directors has fixed the close of business on August 31, 1997 as the record date for determination of the shareholders entitled to notice of, and to vote at the meeting.




    IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON,
     PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY.
       PROMPT RETURN OF THE PROXY WILL BE APPRECIATED.
        PROXY  -  SOLICITED BY THE BOARD OF DIRECTORS
                MANOR INVESTMENT FUNDS, INC.
               ANNUAL MEETING OF SHAREHOLDERS
                      OCTOBER 21, 1997

The annual meeting of MANOR INVESTMENT FUNDS, INC. will be held on October 21, 1997 at the offices of the Fund at 15 Chester Commons, Malvern, PA 19355 at 7:00 PM. The undersigned hereby appoints Daniel A. Morris and or Bruce Laverty as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matter specified below. The Board of Directors recommends that you vote FOR all items.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED:
IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

1. Election of Directors
          FOR all nominees except as marked to the contrary below.
          WITHHOLD AUTHORITY to vote for all nominees.

     To withhold authority to vote for nominees, strike a line through his/her name(s).

     Daniel A. Morris         Bruce Laverty       Fred Myers
Alan Weintraub
     Richard Kund        Edward Erlichman    James McFadden

2. Proposal to ratify the selection of Claude B. Granese by the Board of Directors as independent public accountant to audit and certify financial statements of the Fund for the fiscal year ending December 31, 1997.
               FOR            AGAINST             ABSTAIN

Please mark, date, sign & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.


Shareholder Signature           Shareholder Signature
Dated                           Dated




Daniel A. Morris
304 Albermarle Grove
West Chester, PA  19380
                                                  Shares Held:




Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA  19355

                              PROXY STATEMENT



                       MANOR INVESTMENT FUNDS, INC.
                             MALVERN, PA 19355
                               610-722-0900



Enclosed herewith is Notice of an Annual Meeting of Shareholders of Manor Investment Funds, Inc. (the "Fund"), and a proxy form solicited by the Board of Directors of the Fund. This proxy material was first mailed on September 5, 1997.



The proxy may be revoked at any time before it is exercised either by written notice to the Fund or by submitting another proxy. In addition, any shareholder may vote in person at the meeting as he/she chooses, overriding any previously filed proxies. You are requested to place your instructions on the enclosed proxy and then sign, date and return it. The cost of soliciting proxies will be borne by your Fund.



There is one class of capital stock of the Fund, all of which have equal voting rights. On August 31, 1997, the date of record, there were 76,470 shares outstanding, held by shareholders entitled to notice of and to vote at the meeting. In all matters each share has one vote.

                           ELECTION OF DIRECTORS

There are seven (7) nominees listed below who have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

    Nominees for Election of Directors of Manor Investment Funds, Inc.

                       Direct                        Shares        % of
Name & Age  Fund       or      Principal               Held
            Office     Since   Occupation             as of       Class
                                                    8/31/97
Daniel A.   President  1995    President             14,227   (1)  18.6
Morris      *                  Morris Capital                         %
     Age:                      Advisors, Inc.
42
Bruce       Secretary  1995    Partner                8,439   (2)  11.0
Laverty     *                  Laverty, Nilsen                        %
     Age:                      & Reed
36
Edward                 1995    President
Erlichman                      Kara Aerospace
     Age:
41
Richard                1995    Marketing                 93       0.1 %
Kund                           Representative
     Age:                      The Medical
39                             Phone Co.
James                  1995    VP Credit Admin.         904   (3) 1.2 %
McFadden                       MBNA Corp.
     Age:
49
Fred Myers             1995    Certified Public       3,039   (4) 4.0 %
     Age:                      Accountant
44                             Myers &
                               Associates
Alan                   1995    Systems
Weintraub                      Consultant
     Age:                      CSC, Inc.
40

* Directors of the Fund defined as "interested persons" in the Investment Company Act of 1940. Mr. Morris is an "interested person" due to his position with the Fund's Investment Adviser. All other Fund officers are also "interested persons".


(1) Includes shares held in joint tenancy with his wife, Anne, and her IRA.
(2) Includes shares held in joint tenancy with his wife, Kimberly, and the account of his mother.
(3) Includes shares held in his IRA, and the accounts of his wife, Marguerite.
(4) Includes shares held in joint tenancy with his wife, Deborah, and her IRA.


Shareholders have one vote for each share they own for each of seven directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will be required to elect each director.
                       Board Meetings and Committees

For 1996 the officers and directors as a group attended 52.5% of all board meetings. Mr. James McFadden serves as Chairman of the Audit Committee for the Board of Directors. Mr. Daniel A. Morris serves as President and Mr. Bruce Laverty serves as Secretary of the Fund. Officers are elected by the Board of Directors for a term of one year. The Board of Directors serves without remuneration.

The officers and directors of the Fund, as a group, own 26,702 shares, 34.9% of shares outstanding, beneficially, directly or indirectly. There is no other class of stock.

                                 BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. Where consistent with best price and execution, and in light of its limited resources, the Fund will deal with primary market makers in placing over-the-counter portfolio orders.

The Fund places all orders for purchase and sale of its portfolio securities through its President who is answerable to the Board of Directors. The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations.
Those services may include economic or industry studies, security analysis and reports, sales literature and statistical services furnished either directly to the Fund or to the Adviser. No effort is made in any given circumstance to determine the value of these services or the amount they might have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. For the calendar year 1996 the Fund paid total brokerage commissions of $1,531 to Charles Schwab & Co. No other brokerage commissions were paid.

            RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors has selected, subject to shareholder approval, Claude B. Granese, CPA to audit and certify Financial statements of the Fund for the year 1997. In connection with the audit function, Claude B. Granese will review the Fund's Annual report to Shareholders and the Fund's filings with the Securities and Exchange Commission.

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of Claude B. Granese. Mr. Granese does not have any direct or material indirect financial interest in the Fund. Mr. Granese has not provided any non-auditing services to the Fund.

Mr. Granese will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the secretary of the Fund.

                           SHAREHOLDER PROPOSALS

The Fund expects to hold its next annual meeting in October 1998.
Shareholder proposals may be presented at that meeting provided they are received by the Fund not later than January 4, 1998 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 which sets forth certain requirements.

                               OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.